Exhibit 10(h)

                        AMDAHL CORPORATION

          1995 CHIEF EXECUTIVE OFFICER BONUS GUIDELINES


Architecture

1. Bonus can rage from 0 to 150 percent of salary earned during the year. Target bonus is 100 percent of salary at standard performance.

2. There are three independent components to bonus: a corporate profit element, a Line of Business revenue element and an "other" element.

3. Sixty-five percent of bonus (or 0 to 97.5 percent of salary) can be earned depending upon performance against the profit element.

4. Twenty percent of bonus (or 0 to 30 percent of salary) can be earned depending upon performance against the Line of Business revenue element.

5. Fifteen percent of bonus (or 0 to 22.5 percent of salary) can be earned depending upon performance against the other measures.

6. No bonus is earned under the profit component until 76 percent of the profit goal is achieved.

7. The Board may establish a minimum threshold of something other than 75 percent for a particular year if circumstances warrant such a modification.

8. Over-achievement of goals results in bonus greater than 100 percent of salary.

9.   Maximum bonus is 150 percent of salary.
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                          Bonus Schedule

                    Bonus Payable Under      Bonus Payable under
Percent of          the Profit Element       the Line of Business
Plan Achieved       as a percent of Salary   Revenue Element as a
                                             percent of Salary


     75                   0                        0
     76                   2.6                      0.8
     80                  13.00                     4.0
     85                  26.00                     8.0
     90                  39.00                    12.0
     95                  52.00                    16.0
     100                 65.00                    20.0
     105                 71.50                    22.0
     110                 78.00                    24.0
     115                 84.50                    26.0
     120                 91.00                    28.0
125 or higher            97.50                    30.0